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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) January 11, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

           Nevada                        000-51859                98-0372780
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02  Unregistered Sales of Equity Securities.

Electronic Sensor Technology, Inc. (the "Registrant" ) issued 1,464,129 shares of its common stock, par value $.001, to Midsummer Investment, Ltd. ("Midsummer") on January 11, 2008, 813,405 shares of common stock to Islandia, L.P. ("Islandia") on January 15, 2008, 1,157,407 shares of common stock to Midsummer on October 10, 2007 and 643,004 shares of common stock to Islandia on October 9, 2007, all as interest on convertible debentures that were issued to Midsummer and Islandia in the transaction that closed on December 7, 2005, which is further described in the Registration Statement numbers 333-130700 and 333-138977, effective November 11, 2006 and December 21, 2006, respectively, as amended and supplemented (the "Registration Statements"). The conversion rate for the Registrant's payments of the interest in shares of common stock, rather than in cash, on January 11 and 15, 2008 was $0.06147, and for the October 9 and 10, 2007 issuances was $0.07776. On each of the two interest payment dates, the interest owed to Midsummer and Islandia was $90,000 and $50,000, respectively.

The issuance of such shares of common stock was unregistered; however, the resale of such shares by Midsummer and Islandia is registered pursuant to the Registration Statements. Each of Midsummer and Islandia is an "accredited investor", as defined in Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act, or a "qualified institutional buyer", as defined in Rule 144A(a) under the Securities Act, and is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: January 16, 2008                     By: /s/ Philip Yee
                                               ---------------------------------
                                           Name:  Philip Yee
                                           Title: Secretary, Treasurer and Chief
                                                  Financial Officer